UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: August 2, 2023
(Date of earliest event reported)
 _________________________________________
NAUTILUS, INC.
(Exact name of registrant as specified in its charter)
  __________________________________________

Washington	001-31321	94-3002667
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17750 S.E. 6th Way
Vancouver, Washington 98683
(Address of principal executive offices, including zip code)

(360) 859-2900
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	NLS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

NAUTILUS, INC.
FORM 8-K

Item 5.07	Submission of Matters to a Vote of Security Holders.
Nautilus, Inc. (the "Company") held via webcast its 2023 Annual Meeting of Shareholders on August 2, 2023 (the "Annual Meeting"). At the Annual Meeting, the Company’s shareholders voted on four proposals, each of which is described in more detail in the Company's definitive proxy statement filed with the U.S. Securities and Exchange Commission on June 16, 2023 (the "Proxy Statement").

The matters described below were voted on at the Annual Meeting and the number of votes cast with respect to each matter was as indicated.

1. To elect a Board of Directors (the “Board”), consisting of six (6) members, to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified.

Nominee	Shares For	Shares Withheld	Broker Non-Votes
James Barr, IV	5,337,409	615,437	14,362,875
Anne G. Saunders	5,152,998	799,848	14,362,875
Patricia M. Ross	5,303,881	648,965	14,362,875
Shailesh Prakash	5,413,724	539,122	14,362,875
Kelley Hall	5,246,941	705,905	14,362,875
Ruby Sharma	5,427,981	524,865	14,362,875

Following the Annual Meeting, Anne G. Saunders was elected by the newly elected Board to serve as Chair of the Board.

2. To approve the compensation of the named executive officers in a non-binding, advisory vote, as reported in the Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,687,414	1,206,135	59,297	14,362,875

3. To approve an amendment and restatement of the Nautilus, Inc. Employee Stock Purchase Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,494,053	440,753	18,040	14,362,875

4. To ratify the Audit Committee’s appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2024.

Votes For	Votes Against	Abstentions
19,563,144	308,391	444,186

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAUTILUS, INC.
(Registrant)

August 4, 2023	By:	/s/ Aina E. Konold
Date		Aina E. Konold
Chief Financial Officer
(Principal Financial Officer)